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                                                                 Exhibit 24.1

                               POWER OF ATTORNEY

                                 PNC BANK CORP.
                               SHELF REGISTRATION

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and/or Officers of PNC Bank Corp. (the "Corporation"), a Pennsylvania corporation, hereby names, constitutes and appoints Robert C. Barry, Jr., John F. Fulgoney and Melanie S. Cibik, or any one of them, severally, with full power of substitution, such person's true and lawful attorney-in-fact and agent to execute in such person's name, place and stead, in any and all capacities, a Registration Statement on Form S-3 (or other appropriate form) for the registration under the Securities Act of 1933, as amended, of (i) guarantees by the Corporation of PNC Funding Corp's unsecured debt securities ("Debt Securities"), which Registration Statement shall also relate to such Debt Securities, (ii) shares of the Corporation's common stock, par value $5 per share ("Common Stock"), and (iii) shares of the Corporation's preferred stock, par value $1 per share ("Preferred Stock"), with a proposed maximum aggregate offering price for such Debt Securities, Common Stock and Preferred Stock of $1,300,000,000, plus an undetermined number of shares of the Corporation's Common Stock issuable upon conversion of shares of the Preferred Stock to the extent any of such shares of Preferred Stock are by their terms convertible into Common Stock, and an undetermined number of shares of Preferred Stock in the form of depositary shares to be evidenced by depositary receipts to be issued pursuant to a deposit agreement in the event the Corporation elects to offer to the public fractional interests in shares of Preferred Stock, and to execute in such person's name place and stead, in any and all capacities, any and all amendments to said Registration Statement.

And such persons hereby ratify and confirm all that any said attorney-in-fact or agent, or any substitute, shall lawfully do or cause to be done by virtue hereof.

Witness the due execution hereof by the following persons in the capacities indicated as of this August 21, 1997.

Name/Signature                                Capacity
--------------                                --------

       /s/ Thomas H. O'Brien                  Chairman, Chief Executive Officer
------------------------------------          and Director
Thomas H. O'Brien

       /s/ Paul W. Chellgren                  Director
------------------------------------
Paul W. Chellgren

                                              Director
------------------------------------
Robert N. Clay

       /s/ George A. Davidson, Jr.            Director
------------------------------------
George A. Davidson, Jr.

      /s/ David F. Girard-diCarlo             Director
------------------------------------
David F. Girard-diCarlo


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      /s/ C. G. Grefenstette                  Director
------------------------------------
C. G. Grefenstette

      /s/ William R. Johnson                  Director
------------------------------------
William R. Johnson

      /s/ Bruce Lindsay                       Director
------------------------------------
Bruce Lindsay

      /s/ Thomas Marshall                     Director
------------------------------------
Thomas Marshall

      /s/ W. Craig McClelland                 Director
------------------------------------
W. Craig McClelland

      /s/ Jackson H. Randolph                 Director
------------------------------------
Jackson H. Randolph

      /s/ James E. Rohr                       President and Director
------------------------------------
James E. Rohr

     /s/ Roderic H. Ross                      Director
------------------------------------
Roderic H. Ross

      /s/ Vincent A. Sarni                    Director
------------------------------------
Vincent A. Sarni

     /s/ Garry J. Scheuring                   Director
------------------------------------
Garry J. Scheuring

      /s/ Richard P. Simmons                  Director
------------------------------------
Richard P. Simmons

                              Power of Attorney - 2


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     /s/ Thomas J. Usher                      Director
------------------------------------
Thomas J. Usher

      /s/ Milton A. Washington                Director
------------------------------------
Milton A. Washington

     /s/ Helge H. Wehmeier                    Director
------------------------------------
Helge H. Wehmeier


                             Power of Attorney - 3